EXHIBIT 24

POWER OF ATTORNEY

(Deferred Compensation Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of obligations of Electro Scientific Industries, Inc. issued under the Deferred Compensation Plan of Electro Scientific Industries, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006

/s/ Frederick A. Ball
Signature

Frederick A. Ball

POWER OF ATTORNEY

(Deferred Compensation Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of obligations of Electro Scientific Industries, Inc. issued under the Deferred Compensation Plan of Electro Scientific Industries, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006

/s/ Richard J. Faubert
Signature

Richard J. Faubert

POWER OF ATTORNEY

(Deferred Compensation Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of obligations of Electro Scientific Industries, Inc. issued under the Deferred Compensation Plan of Electro Scientific Industries, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006

/s/ Barry L. Harmon
Signature

Barry L. Harmon

POWER OF ATTORNEY

(Deferred Compensation Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of obligations of Electro Scientific Industries, Inc. issued under the Deferred Compensation Plan of Electro Scientific Industries, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006

/s/ W. Arthur Porter
Signature

W. Arthur Porter

POWER OF ATTORNEY

(Deferred Compensation Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of obligations of Electro Scientific Industries, Inc. issued under the Deferred Compensation Plan of Electro Scientific Industries, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006

/s/ Gerald F. Taylor
Signature

Gerald F. Taylor

POWER OF ATTORNEY

(Deferred Compensation Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of obligations of Electro Scientific Industries, Inc. issued under the Deferred Compensation Plan of Electro Scientific Industries, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006

/s/ Keith L. Thomson
Signature

Keith L. Thomson

POWER OF ATTORNEY

(Deferred Compensation Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of obligations of Electro Scientific Industries, Inc. issued under the Deferred Compensation Plan of Electro Scientific Industries, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006

/s/ Jon D. Tompkins
Signature

Jon D. Tompkins

POWER OF ATTORNEY

(Deferred Compensation Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS, JOHN METCALF and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of obligations of Electro Scientific Industries, Inc. issued under the Deferred Compensation Plan of Electro Scientific Industries, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006

/s/ Robert R. Walker
Signature

Robert R. Walker

POWER OF ATTORNEY

(Deferred Compensation Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints KERRY MUSTOE and JOHN METCALF his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of obligations of Electro Scientific Industries, Inc. issued under the Deferred Compensation Plan of Electro Scientific Industries, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006

/s/ Nicholas Kondidaris
Signature

Nicholas Kondidaris

POWER OF ATTORNEY

(Deferred Compensation Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS and JOHN METCALF his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of obligations of Electro Scientific Industries, Inc. issued under the Deferred Compensation Plan of Electro Scientific Industries, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006

/s/ Kerry Mustoe
Signature

Kerry Mustoe

POWER OF ATTORNEY

(Deferred Compensation Plan)

The undersigned, an officer and/or director of ELECTRO SCIENTIFIC INDUSTRIES, INC., appoints NICHOLAS KONIDARIS and KERRY MUSTOE his or her true and lawful attorney and agent to do any and all acts and things and execute in his or her name (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) any and all instruments which the attorney may deem necessary or advisable in order to enable Electro Scientific Industries, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission, in connection with the registration of obligations of Electro Scientific Industries, Inc. issued under the Deferred Compensation Plan of Electro Scientific Industries, Inc.

This Power of Attorney specifically includes, without limitation, power and authority to sign on behalf of the undersigned (whether on behalf of Electro Scientific Industries, Inc. or as an officer or director of Electro Scientific Industries, Inc.) one or more Registration Statements on Form S-8 and any amendments (including post-effective amendments) or applications for amendment in respect to such Registration Statements or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned ratifies and confirms all that the attorney shall do or cause to be done by virtue hereof.

DATED: October 5, 2006

/s/ John Metcalf
Signature

John Metcalf